EXHIBIT 31.2

CERTIFICATION OF THE CHIEF FINANCIAL OFFICER
PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT

I, Donald P. Hileman, certify that:

1.	I have reviewed this Amendment No. 1 to Quarterly Report on Form 10-Q/A of First Defiance Financial Corp; and

2.
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Date: December 11, 2008	/s/ Donald P. Hileman
Donald P. Hileman
Interim Chief Financial Officer and Treasurer